                                                       Deutsche Asset Management




                                   Mutual Fund
                                        Annual Report

                                                 October 31, 2000




Global Fixed Income

International Fixed Income

Each formerly a Morgan Grenfell Fund



                                                      A Member of the

                                                      Deutsche Bank Group [LOGO]

Smaller Companies
--------------------------------------------------------------------------------

Table of Contents


       Letter to Shareholders....................................      3

       Smaller Companies
         Schedule of Investments.................................      8
         Statement of Assets and Liabilities.....................     10
         Statement of Operations.................................     11
         Statements of Changes in Net Assets.....................     12
         Financial Highlights....................................     13
         Notes to Financial Statements...........................     15
         Report of Independent Accountants.......................     18
         Tax Information.........................................     18




                             ____________________

          The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.

                             ____________________


________________________________________________________________________________

Smaller Companies
--------------------------------------------------------------------------------

Letter to Shareholders

We are pleased to present you with this annual report for Smaller Companies.

In the pages that follow, you will find a discussion of the Fund's investment performance by the portfolio management team. The analysis highlights key factors influencing recent performance of the Fund and is followed by detailed financial statements for the 12-months ended October 31, 2000.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. We thank you for investing in our family of mutual funds and we appreciate your continued support and confidence.

Sincerely,


/s/ Audrey M.T. Jones

/s/ John P. Callaghan

/s/ Doris R. Klug


Audrey M.T. Jones, John P. Callaghan and Doris R. Klug
Portfolio Managers of Smaller Companies


________________________________________________________________________________


Market Review

Overall, smaller capitalization stocks (i.e. stocks with market values among the smallest 20% of all publicly traded firms) outperformed their large cap brethren during the 12-months ended October 31, 2000. Within the small-cap sector, value stocks outperformed growth stocks. For the fiscal year, the Russell 2000 Value Index returned 17.30% as compared to 16.16% for the Russell 2000 Growth Index. The S&P 500 Index had an annual return of 6.09% and the S&P SmallCap 600 Index returned 25.26%.

Still, a theme of `volatility and reversal' dominated the smaller cap equity market, as well as the broader equity markets. Following a nervous October, the last two months of 1999 experienced significant strength in the equity markets, as the US economy remained robust with few signs of inflation. There continued to be tight labor markets, but productivity stayed strong. Economic momentum also continued to build around the world. However, equity market strength was relatively narrow and confined primarily to the Technology and Telecommunications sectors across all capitalizations.

January 2000 began with weakness in the broader markets, as investors looked toward a number of possible Federal Reserve Board interest rate increases in the first half of the year 2000. Following this short-lived early weakness, the small-cap market resumed its strength, narrowly confined to Technology, Telecommunications and select Biotechnology issues where revenue and earnings growth was expected to continue despite rising interest rates. In February, there was sell off of such "Old Economy" sectors as manufacturing and other cyclical industries. However the "New Economy" sectors--Technology, Telecommunications and Biotechnology--continued to do well, boosting the S&P SmallCap 600 Index overall. The small-cap market pulled back in March, as the mid and large-cap markets reasserted themselves. Even Technology and Health Care, especially Biotechnology, which had led the first calendar quarter's performance charge, ended the month in negative territory.

The first half of the second calendar quarter continued the downslide of the S&P SmallCap 600 Index that began mid-March. The divergent sentiment toward "Old Economy" vs. "New Economy" sectors continued. In addition, the near-certain prospect of higher interest rates and the subsequent gradual slowdown in economic growth, combined with a modest pickup in inflation, negatively affected the broad US equity markets. For several reasons, the small-cap market performed well during the second half of the second quarter. Inflation fears subsided somewhat. Optimism arose that the Federal Reserve Board could engineer a `soft landing' for the US economy after a number of interest rate increases. And finally, earnings growth estimates remained strong. The Health Care and Energy sectors led performance for the quarter, but negative returns in Technology and several other sectors led to modest returns for the S&P SmallCap 600 Index for the three-month period.


________________________________________________________________________________

Smaller Companies
--------------------------------------------------------------------------------

Letter to Shareholders

The third quarter of 2000 proved to be difficult for stocks across all market capitalizations. Concerns about rising energy prices, a weak euro, a slowing US economy and how these factors would effect company revenues and earnings caused stocks to yo-yo. In the small-cap market, the quarter began with a very brief upswing in July, as inflationary fears subsided and the Federal Reserve Board opted not to increase interest rates. However, upward momentum reversed mid-July, as profit warnings started an overall technology decline that carried over to the rest of the US equity markets. August saw a turnaround, as the small-cap market trended upward with less intra-day volatility. Primarily driven by data showing the US economy coming into better balance, with demand moderating and productivity rising, the Federal Reserve Board once again refrained from raising interest rates. September brought concerns about rising oil prices and revenue and earnings weakness. The small-cap market trended downward for the month with higher intra-day volatility. Although negative returns from Technology and Producer Durables detracted, positive returns from Health Care, Financial Services and Energy contributed to the small-cap market's outperformance of large-caps for the quarter.

Extremely high levels of volatility continued to characterize the US equity markets in October. In line with the broader US equity markets, the small-cap market, as represented by the S&P SmallCap 600 Index, ended the month relatively flat, with a return of 0.63%. Earlier in the month, the Index had been down over 5%, and then it recovered somewhat. Within the small-cap market, the Energy and Technology sectors had negative performance for the month. Such troubles were primarily driven by falling oil prices for the Energy sector and earnings fears for the Technology sectors. Most other sectors ended the month with slightly positive performance, including Capital Goods, Consumer and Transportation.

Investment Review

The Fund significantly outperformed its key benchmark for the 12-month period, particularly well worth noting given the extremely high volatility in the small-cap equity market during this annual period. The Institutional Class of the Fund had a total return of 40.50% for the 12-months ended October 31, 2000, as compared to 25.26% for the S&P SmallCap 600 Index.

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Cumulative Total Returns                 Average Annual Total Returns
                                                 Past     Past     Past       Since        Past      Past        Past     Since
 Periods ended October 31, 2000                 1-year   3-years  5-years    inception    1-year    3-years    5-years   inception
-----------------------------------------------------------------------------------------------------------------------------------
   Smaller Companies Institutional Class/1/
     (inception 6/30/95)                        40.50%    51.98%   133.44%    146.28%      40.50%     14.97%      18.48%  18.39%
-----------------------------------------------------------------------------------------------------------------------------------
   S&P SmallCap 600 Index/2/                    25.26%    24.83%    98.44%    112.77%/4/   25.26%      7.67%      14.69%  15.21%/4/
-----------------------------------------------------------------------------------------------------------------------------------
   Lipper SmallCap Growth Funds Average/3/      38.47%    66.32%   134.75%    144.63%/4/   38.47%     17.56%      17.79%  17.71%/4/
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Cumulative Total Returns          Average Annual Total Returns
                                                 Past      Past      Since         Past       Past       Since
   Periods ended October 31, 2000              1-year   3-years    inception      1-year    3-years   inception
-----------------------------------------------------------------------------------------------------------------------------------
   Smaller Companies Investment Class/1/
     (inception 7/11/97)                        40.16%    50.84%      62.07%        40.16%    14.68%      15.72%
-----------------------------------------------------------------------------------------------------------------------------------
   S&P SmallCap 600 Index/2/                    25.26%    24.83%      30.55%/4/     25.26%     7.67%       8.55%/4/
-----------------------------------------------------------------------------------------------------------------------------------
   Lipper SmallCap Growth Funds Average/3/      38.47%    66.32%      73.93%/4/     38.47%    17.56%      17.64%/4/
-----------------------------------------------------------------------------------------------------------------------------------

___________________
/1/ Past performance is not indicative of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
/2/ The S&P SmallCap 600 Index is an unmanaged index of 600 domestic companies representative of US small-cap equity market performance. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
/3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
/4/ Benchmark returns are for the periods beginning June 30, 1995, for the Institutional Class and July 31, 1997, for the Investment Class.

--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------

Letter to Shareholders

Individual stock selection and sector positioning bolstered Fund performance. In addition, we believe that concentration in a relatively limited number of names in the portfolio--our best selections--while staying broadly diversified (88 holdings as of October 31, 2000) also aided performance. For example, among the Fund's best performers during the annual period were Trigon Healthcare, Province Healthcare Co. and Nanogen Inc. Given the narrowness of smaller cap market outperformance overall, we believe our management team's stock-picking skills were critical to the Fund's success. So, too, was our extensive research into sectors.

In the last months of 1999, the Fund was overweight in two of the best performing sectors, i.e. Technology and Health Care. The energy sector was a top performer in the first quarter of 2000, and the Fund's overweight position there boosted portfolio returns. Technology and Health Care continued to be winning sectors during these months, and the Fund remained overweight there as well. Also having a positive impact on relative performance was an underweight position in the poorly performing Financials sector during the first half of the year.

While we remained overweighted in Technology during the second half of the fiscal year when this sector underperformed, we reduced the Fund's Technology holdings somewhat. We also increased the Fund's positions in the two best performing sectors from April through September, (i.e. the Energy and Health Care sectors). Further helping Fund performance during these five months were underweighted positions in the Producer Durables and Transportation sectors. Though still underweighted, the Fund's Transportation holdings contributed positively to performance in October, as did Service, Credit Sensitive and Capital Good companies. However monthly performance was hindered by the Fund's overweighted positions in energy and technology stocks, mirroring the small-cap market overall. The weighted average market cap/1/ of the Fund's investments on October 31, 2000 was $1.534 billion. The weighted median market cap of the Fund's investments on October 31, 2000 was $1.299 billion.

Manager Outlook

Our long-term outlook for the equity markets in general is favorable. Moderating economic growth, contained inflationary pressures, high labor productivity and strong smaller cap profit estimates all contribute to our overall favorable outlook for the small-cap equity market in particular.

The small-cap universe, representing well over 90% of all publicly traded domestic companies, continues to provide an excellent source for corporate America and others to recognize value in those companies with solid fundamentals early in their growth cycle. Additionally, we believe ongoing restructuring and consolidation and increased merger and acquisition activity will continue to create opportunities for small-cap investors.

Still, there are several risks to the equity markets in general, including the small-cap market, over the next several months. These include valuation risk, especially in NASDAQ stocks, uncertainty over oil prices and higher overall energy costs and the SEC's new Regulation Full Disclosure (Reg FD), which could mean lower overall market multiples as a result of less predictability of company earnings. Earnings disappointments continue to present the primary investment risk. However, we remain optimistic regarding our opportunities to find small-cap stocks that we believe are both bargains in a broader universe of stocks and outperformers early in their growth cycle.

The outlook for profit growth remains strong and relative valuations in small-cap stocks continue to be attractive. We expect superior earnings growth to be the key driver of smaller companies' outperformance ahead. In addition, the rapid rotation among sectors that the market is currently experiencing favors our diversified investment approach. Consistent with this, we continue to seek small-cap companies across economic sectors with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future. Our focus remains on individual stock selection with the goal of providing value-added performance relative to the universe of US smaller companies.

___________________
/1 / Weighted Average Market Cap and Weighted Median Market Cap are indicators of the size of companies in which the Fund invests. The Weighted Average Market Cap is each security's weight in the portfolio (market price x shares outstanding/total market value of portfolio) x market cap of the security. The sum of these data points is the weighted average of the portfolio. The Weighted Median Market Cap is the midpoint of market capitalization (market price x shares outstanding) of the Fund's stocks, weighted by the proportion of the Fund's assets invested in each stock. Stocks representing half of the Fund's assets have a market capitalization above the median, and the rest are below it.

Smaller Companies
--------------------------------------------------------------------------------

Performance Comparison

SMALLER COMPANIES INSTITUTIONAL CLASS1, S&P SMALLCAP 600 INDEX AND LIPPER SMALL CAP GROWTH FUNDS AVERAGE GROWTH OF A $250,000 INVESTMENT (SINCE JUNE 30,
1995)/2/

  6/30/95           250,000     250,000     250,000
  10/31/95          268,075     274,753     263,750
  10/31/96          322,903     329,888     328,600
  10/31/97          426,141     394,627     405,100
  10/31/98          378,984     335,450     350,250
  10/31/99          442,473     503,848     479,225
  10/31/2000        531,915     610,650     615,700

  ===== Smaller Companies Institutional Class $615,700

  _____ S&P SmallCap 600 Index $531,915

  ----- Lipper Small Cap Growth Funds Average $610,650


Average Annual Total Return for the Periods Ended October 31, 2000

One-Year  40.50%   Three-Year 14.97%   Five-Year 18.48%   Since 6/30/95/2/
18.39%

_____________________________
/1/ On February 28, 2000 the Institutional Shares were renamed the Institutional Class.
/2/  The Fund's inception date.

Past performance is not indicative of future results. The Fund's performance was achieved during favorable market conditions that may not be sustained. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.

The S&P SmallCap 600 Index is an unmanaged index of 600 domestic companies representative of US small-cap equity market performance. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

Benchmark returns are for the period beginning June 30, 1995.

--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------

Performance Comparison

SMALLER COMPANIES INVESTMENT CLASS1, S&P SMALLCAP 600 INDEX AND LIPPER SMALL CAP GROWTH FUNDS AVERAGEGROWTH OF A $10,000 INVESTMENT (SINCE JULY 11, 1997)/2/

       7/11/97         10,000     10,000   10,000
       10/31/97        10,745     10,457   10,489
       10/31/98         9,264      9,300    9,148
       10/31/99        11,564     10,420   12,769
       10/31/00        16,207     13,053   17,418

       =====   Smaller Companies Investment Class $16,207

       _____   S&P SmallCap 600 Index $13,053

       -----   Lipper Small Cap Growth Funds Average $17,418

Average Annual Total Return for the Periods Ended October 31, 2000

One-Year 40.16%   Three-Year 14.68%  Since 17/11/97/2/  15.72%

__________________________
/1/ On February 28, 2000 the Service Shares were renamed the Investment Class. /2/ The Fund's inception date.

Past performance is not indicative of future results. The Fund's performance was achieved during favorable market conditions that may not be sustained. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.

The S&P SmallCap 600 Index is an unmanaged index of 600 domestic companies representative of US small-cap equity market performance. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

Benchmark returns are for the period beginning July 31, 1997.

--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
Schedule of Investments   October 31, 2000

  Shares   Security                               Value
           Common Stocks - 99.18%
           Capital Goods - 2.01%
     700   C&D Technologies Inc.............   $ 41,388
   1,600   Oshkosh Truck Corp...............     65,800
     900   Park Electrochemical Corp........     59,456
                                              ---------
                                                166,644
                                              ---------

           Consumer - 9.36%
   2,400   Bally Total Fitness Holding
             Corp.*.........................     59,850
   1,800   BJ's Wholesale Club, Inc.*.......     59,288
   2,000   Chico's FAS, Inc.*...............     64,750
   2,900   Dal-Tile International, Inc.*....     35,888
   2,700   Furniture Brands International,
             Inc.*..........................     45,562
   1,600   Gildan Activewear, Inc., Cl A*...     55,600
   1,900   The Men's Wearhouse, Inc.*.......     55,575
   3,400   Mowhawk Industries, Inc.*........     74,162
   1,400   Performance Food Group Co.*......     56,700
     700   RARE Hospitality International,
             Inc.*..........................     16,275
   1,300   Salton, Inc.*....................     29,737
   1,000   The Timberland Co.*..............     51,625
   1,100   Too, Inc.*.......................     25,231
   1,800   Trex Co.*........................     67,275
   2,300   WMS Industries, Inc..............     51,175
     800   Zale Corp.*......................     27,100
                                              ---------
                                                775,793
                                              ---------

           Credit Sensitive - 16.89%
   2,075   Astoria Financial Corp...........     77,813
   3,100   Bank United Corp., Cl A..........    175,731
   1,800   Bottomline Technologies,
             Inc.*..........................     63,113
   6,322   D.R. Horton, Inc.................    116,957
   5,700   Dime Bancorp, Inc................    139,294
   6,500   Golden State Bancorp, Inc........    169,812
   3,300   Hibernia Corp., Cl A.............     39,394
   2,800   Labranche & Co., Inc.*...........    110,950
   6,100   Lennar, Corp.....................    195,962
   5,800   LNR Property Corp................    125,425
   5,000   Philadelphia Suburban Corp.......    117,187
   8,200   Sovereign Bancorp, Inc...........     68,162
                                              ---------
                                              1,399,800
                                              ---------

           Energy - 9.91%
   3,000   BJ Services Co.*.................    157,313
   2,600   Devon Energy Corp................    131,040
   3,400   DevX Energy, Inc.*...............     23,800
  10,700   Global Industries, Ltd.*.........    112,350
     600   Hydrogenics Corp.*...............      7,237
   4,000   Input/Output, Inc.*..............   $ 33,750
   6,200   Marine Drilling Companies,
             Inc.*..........................    148,025
   3,400   National - Oilwell, Inc.*........     99,450
   3,600   Veritas DGC, Inc.*...............    108,000
                                              ---------
                                                820,965
                                              ---------

           Health Care - 23.82%
   1,200   Accredo Health, Inc.*............     51,900
     700   Aurora Biosciences Corp.*........     42,656
   3,000   Bindley Western Industries,
             Inc............................    107,813
  19,500   Caremark Rx, Inc.*...............    243,750
   4,900   Cell Genesys, Inc.*..............    113,006
   4,600   Coventry Health Care, Inc.*......     83,950
   1,800   Discovery Partners
             International*.................     27,000
     200   Eden Bioscience Corp.*...........      7,575
   1,900   Enzon, Inc.*.....................    135,375
   5,500   ICN Pharmaceuticals, Inc.........    209,344
   1,612   Priority Healthcare Corp.,
             CL A*..........................     86,645
     400   Priority Healthcare Corp.,
             CL B*..........................     21,500
   7,950   Province Healthcare Co.*.........    334,894
   6,600   ResMed, Inc.*....................    168,300
   1,000   SonoSite, Inc.*..................     12,750
   3,000   Trigon Healthcare, Inc.*.........    215,062
   9,200   XOMA Ltd.*.......................    112,125
                                              ---------
                                              1,973,645
                                              ---------

           Process Industries - 1.79%
   1,700   Bowater, Inc.....................     92,013
   1,600   Rayonier, Inc....................     56,300
                                              ---------
                                                148,313
                                              ---------

           Service Companies - 3.43%
   2,700   Alamosa PCS Holdings, Inc.*......     41,006
   1,400   GT Group Telecom, Inc., Cl B*....     13,606
   6,100   Pac-West Telecomm, Inc.*.........     52,994
   3,780   Price Communications Corp.*......     81,743
   1,900   SBA Communications Corp.*........     95,238
                                              ---------
                                                284,587
                                              ---------

           Technology - 28.00%
   2,300   ATMI, Inc.*......................     43,412
   4,100   Avocent Corp.*...................    290,844
   1,400   Caliper Technologies Corp.*......     78,925
   2,600   Cognex Corp.*....................     87,100
   4,500   Computer Network Technology
             Corp.*.........................    136,758






See Notes to Financial Statements.
--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
Schedule of Investments   October 31, 2000

  Shares   Security                               Value
   7,400   Credence Systems Corp.*.......    $  138,750
   5,600   Dendrite International, Inc.*.       121,800
   4,000   Documentum, Inc.*.............       340,000
   1,600   Dupont Photomasks, Inc.*......        89,800
   4,800   InFocus Corp.*................       212,100
   2,400   IntraNet Solutions, Inc.*.....       111,600
   4,000   LookSmart, Ltd.*..............        28,250
   4,400   Mentor Graphics Corp.*........       103,125
   1,500   PC-Tel, Inc.*.................        25,875
   4,900   Photronics, Inc.*.............       110,556
   2,900   Symyx Technologies*...........       136,844
   2,200   Tech Data Corp.*..............        91,575
     800   TTM Technologies, Inc.*.......        16,000
  14,300   Western Digital Corp.*........        85,800
   2,100   WJ Communications, Inc.*......        31,500
     800   Zoran Corp*...................        40,100
                                           ------------
                                              2,320,714
                                           ------------

           Transportation - 3.97%
   3,650   Atlantic Coast Airlines
             Holdings, Inc.*.............    $  130,488
   1,400   Tidewater, Inc................        64,662
   5,200   USFreightways Corp............       133,900
                                           ------------
                                                329,050
                                           ------------

Total Common Stocks
  (Cost $6,462,439)..............    99.18%  $8,219,511
Other Assets in Excess
  of Liabilities.................     0.82       68,072
                                  --------   ----------
Total Net Assets.................   100.00%  $8,287,583
                                  ========   ==========


--------------------------------------------------------------------------------
*Non-income producing security










See Notes to Financial Statements.
--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
 Statement of Assets and Liabilities

                                                                October 31, 2000

Assets
 Investment at value (cost $6,462,439)............................  $8,219,511
 Cash.............................................................      85,338
 Receivable for securities sold...................................      82,326
 Dividend and interest receivable.................................         442
 Due from advisor.................................................      22,615
                                                                    ----------
Total Assets......................................................   8,410,232
                                                                    ----------
Liabilities
 Due to administrator.............................................       3,301
 Payable for securities purchased.................................      61,701
 Payable for capital shares sold..................................      18,801
 Accrued  expenses and other......................................      38,846
                                                                    ----------
Total Liabilities.................................................     122,649
                                                                    ----------
Net Assets........................................................  $8,287,583
                                                                    ==========

Composition of Net Assets
 Paid-in capital..................................................  $4,677,926
 Accumulated net realized gains on investments....................   1,852,585
 Net unrealized appreciation on investments.......................   1,757,072
                                                                    ----------
Net Assets........................................................  $8,287,583
                                                                    ----------

Net Asset Value, Offering and Redemption Price Per Share
 (Net assets divided by shares outstanding)
 Institutional Class/1/...........................................  $    19.66
                                                                    ==========
 Investment Class/2/..............................................  $    19.50
                                                                    ==========

--------------------------------------------------------------------------------
/1/ Net asset value, redemption price and offering price per share (based on net assets of $7,817,923 and 397,582 shares outstanding at October 31, 2000 and $0.001 par value, unlimited number of shares authorized). On February 28, 2000 the Institutional Shares were renamed the Institutional Class.

/2/ Net asset value, redemption price and offering price per share (based on net assets of $469,660 and 24,080 shares outstanding at October 31, 2000 and $0.001 par value, unlimited number of shares authorized). On February 28, 2000 the Investment Shares were renamed the Investment Class.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------

 Statement of Operations

                                                                                       For the
                                                                                    year ended
                                                                              October 31, 2000
Investment Income
   Interest................................................................         $   24,632
   Dividends...............................................................             23,772
                                                                                    ----------
Total Investment Income....................................................             48,404
                                                                                    ----------
Expenses
   Investment advisory fee.................................................             81,330
   Professional fees.......................................................             59,870
   Custody fee.............................................................             37,556
   Printing fees...........................................................             27,559
   Administration fees.....................................................             17,892
   Registration and filing fees............................................             14,233
   Trustees' fees..........................................................             12,227
   Servicing plan fees.....................................................              1,104
   Miscellaneous expenses..................................................              2,493
                                                                                    ----------
Total Expenses.............................................................            254,264
Less: Fee Waivers or Expense Reimbursements................................           (154,185)
                                                                                    ----------
Net Expenses...............................................................            100,079
                                                                                    ----------
Expenses in Excess of Income...............................................            (51,675)
                                                                                    ----------
Realized and Unrealized Gain on Investments
   Net realized gain from investment transactions..........................          2,292,160
   Net change in unrealized appreciation/depreciation on investments.......            441,410
                                                                                    ----------
Net Realized and Unrealized Gain on Investments............................          2,733,570
                                                                                    ----------
Net Increase in Net Assets from Operations.................................         $2,681,895
                                                                                    ==========



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------

 Statements of Changes in Net Assets

                                                                                          For the            For the
                                                                                       year ended         year ended
                                                                                    Oct. 31, 2000      Oct. 31, 1999
Increase (Decrease) in Net Assets from Operations
   Expenses in excess of income...............................................        $   (51,675)      $    (51,059)
   Net realized gain (loss) on investments....................................          2,292,160             (5,110)
   Net change in unrealized appreciation/depreciation on investments..........            441,410          1,451,701
                                                                                      -----------       ------------
Net Increase in Net Assets from Operations....................................          2,681,895          1,395,532
                                                                                      -----------       ------------
Distributions to Shareholders
   Net investment income
      Institutional Class.....................................................                 --            (13,875)
      Investment Class........................................................                 --             (2,181)
                                                                                      -----------       ------------
Total Distributions...........................................................                 --            (16,056)
                                                                                      -----------       ------------
Capital Share Transactions:
   Institutional Class/1/:
      Proceeds from sales of shares...........................................            733,005          4,044,216
      Dividend reinvestments..................................................                 --                 --
      Cost of shares redeemed.................................................         (1,760,815)        (3,695,423)
                                                                                      -----------       ------------
   Increase (decrease) in net assets from Institutional
     class transactions.......................................................         (1,027,810)           348,793
                                                                                      -----------       ------------
   Investment Class/2/:
      Proceeds from sales of shares...........................................             20,512            484,187
      Dividend reinvestments..................................................                 --                 --
      Cost of shares redeemed.................................................            (25,984)        (1,304,490)
                                                                                      -----------       ------------
   Decrease in net assets from Investment Class transactions..................             (5,472)          (820,303)
                                                                                      -----------       ------------
Net Decrease in Net Assets from Capital Transactions..........................         (1,033,282)          (471,510)
                                                                                      -----------       ------------
Total Increase in Net Assets..................................................          1,648,613            907,966
Net Assets:
   Beginning of year..........................................................          6,638,970          5,731,004
                                                                                      -----------       ------------
   End of year................................................................        $ 8,287,583       $  6,638,970
                                                                                      ===========       ============

________________________________________________________________________________
/1/ On February 28, 2000 the Institutional Shares were renamed the Institutional Class.
/2/  On February 28, 2000 the Service Shares were renamed the Investment Class.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------

Financial Highlights

 INSTITUTIONAL CLASS/1/
                                                                                                 For the years ended
                                                           2000          1999         1998         1997       1996
Per share operating Performance:
Net asset value, beginning of Year...................     $13.99        $11.22      $ 14.72       $13.10     $10.55
                                                          ------        ------      -------       ------     ------
Income from Investment Operations:
   Net investment (expenses in excess of) income.....      (0.11)         0.00        (0.01)       (0.03)     (0.02)
   Net realized and unrealized gain
     (loss) on investment............................       5.78          2.80        (1.81)        2.87       2.61
                                                          ------        ------      -------       ------     ------
Total from investment operations.....................       5.67          2.80        (1.82)        2.84       2.59
                                                          ------        ------      -------       ------     ------
Distributions to Shareholders:
   Net investment income.............................         --         (0.03)          --           --      (0.04)
   Realized capital gain from investment
     transactions....................................         --            --        (1.68)       (1.22)        --
                                                          ------        ------      -------       ------     ------
   Total distributions...............................         --         (0.03)       (1.68)       (1.22)     (0.04)
                                                          ------        ------      -------       ------     ------
Net asset value, end of Year.........................     $19.66        $13.99      $ 11.22       $14.72     $13.10
                                                          ======        ======      =======       ======     ======
Total investment return..............................      40.50%        25.03%      (13.54)%      23.29%     24.58%
Supplemental Data and Ratios:
Net Assets at End of Year (000 omitted)..............     $7,818        $6,299      $ 4,734       $5,724     $4,115
Ratio of Expenses to Average Net Assets..............       1.25%         1.25%        1.25%        1.25%      1.25%
Ratio of Expenses to Average
   Net Assets (Excluding Expense Limitations)........       3.15%         4.40%        2.44%        2.63%      2.55%
Ratio of Net Investment (Expenses in Excess of)
   Income to Average Net Assets......................      (0.55)%       (0.78)%       0.26%       (0.29)%    (0.23)%
Ratio of Expenses in Excess of Investment
   Income to Average Net Assets
   (Excluding Expense Limitations)...................      (2.45)%       (3.93)%      (0.93)%      (1.67)%    (1.53)%
Portfolio Turnover...................................        122%          105%         108%         122%       141%

________________________________________________________________________________
/1/ On February 28, 2000 the Institutional Shares were renamed the Institutional Class.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------
INVESTMENT  CLASS/1/                                                                              For the period
                                                                                                  July 11, 1997/2/
                                                                          For the years ended            through
                                                           2000           1999           1998      Oct. 31, 1997
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net Asset Value, Beginning of Period...............      $13.91         $11.18         $14.71             $13.77
                                                      ---------      ---------      ---------          ---------
Income from Investment Operations:
   Net investment (expenses in excess of) income...       (0.16)          0.00          (0.05)             (0.03)
   Net realized and unrealized gain
     (loss) on investment..........................        5.75           2.76          (1.80)              0.97
                                                      ---------      ---------      ---------          ---------
Total from Investment Operations...................        5.59           2.76          (1.85)              0.94
                                                      ---------      ---------      ---------          ---------
Distributions to Shareholders:
   Net investment income...........................          --          (0.03)            --                 --
   Realized capital gain from investment
     transactions..................................          --             --          (1.68)                --
                                                      ---------      ---------      ---------          ---------
   Total distributions.............................          --          (0.03)         (1.68)                --
                                                      ---------      ---------      ---------          ---------
Net Asset Value, End of Period.....................      $19.50         $13.91         $11.18             $14.71
                                                      =========      =========      =========          =========
Total Investment Return............................       40.16%         24.74%        (13.79)%             7.45%
Supplemental Data and Ratios:
Net Assets at End of Period (000 Omitted)..........        $470           $340           $997                 $6
Ratio of Expenses to Average Net Assets............        1.50%          1.50%          1.50%              1.50%/3/
Ratio of Expenses to Average
   Net Assets (Excluding Expense Limitations)......        3.40%          3.98%          2.76%              2.79%/3/
Ratio of Net Investment (Expenses in Excess of)
   Income to Average Net Assets....................       (2.17)%        (1.03)%         0.09%             (0.77)%/3/
Ratio of Expenses in Excess of Investment
   Income to Average Net Assets
   (Excluding Expense Limitations).................       (4.07)%        (3.51)%        (1.17)%            (2.06)%/3/
Portfolio Turnover.................................         122%           105%           108%               122%

------------------------------------------------------------------------------
/1/ On February 28, 2000 the Service Shares were renamed the Investment Class. /2/ Commencement of operations.
/3/ Annualized.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
Notes to Financial Statements

Note 1--Organization and Significant Accounting Policies

A. Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of fifteen separate investment portfolios (collectively, the "Funds"). The accompanying financial statements and notes thereto relate to Smaller Companies (the "Fund"), formerly Morgan Grenfell Smaller Companies Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

B. Valuation of Securities

Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of the investment advisor, reflect market value are valued at fair value using methods determined in good faith by the Board of Trustees.

C. Securities Transactions and Interest Income

Securities transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

D. Distributions

It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E.Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund requires the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of a default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults.

F. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly,

--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
Notes to Financial Statements

permanent differences as of October 31, 2000 have been primarily attributable to certain net operating losses and the utilization of earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes, have been reclassified to the following accounts:

                      Undistributed      Accumulated
                     Net Investment      Net Realized  Paid-in
Fund                   Income (Loss)   Gains (Losses)  Capital
----                   -------------   --------------  -------
Smaller Companies           $51,675       $(309,780)  $258,105

G. Cash

Deposits held at Brown Brother's Harriman ("BBH"), the Fund's custodian, in a variable rate account are classified as cash. At October 31, 2000 the interest rate was 6.03%, which resets on a periodic basis. Amounts on deposit are generally available on the same business day.

H. Expenses

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. DeAM absorbed all expenses of organizing the Trust.

I. Net Asset Value Per Share

The net asset value per share is calculated on a daily basis by dividing the assets of each Fund or Class, less its liabilities, by the number of outstanding shares, of the Fund or Class.

J. Classes

Class-specific expenses, such as service plan fees, are borne by that class. Income, expenses and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

K. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with Deutsche Asset Management, Inc. ("DeAM, Inc."), formerly Morgan Grenfell Inc. (the "Administrator"), an affiliate of Deutsche BankAG, pursuant to which the Administrator will receive an annual fee of 0.22% based on the average daily net assets of the Fund.

The Administrator generally assists in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Fund's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. Effective November 22, 1999 the Trust has entered into an agreement with Investment CompanyCapital Corp., an indirect wholly owned subsidiary of Deutsche Bank AG, to provide transfer agency services to the Trust, replacing DST Systems, Inc.

Under the advisory agreement with the Trust, DeAM, Inc. serves as the Investment Advisor ("Advisor") for the Fund. Under the agreement, DeAM,Inc. receives on a monthly basis, a fee at an annual rate of 1.00% of the Fund's average daily net assets.

The Investment Advisor has contractually agreed to reduce its fees and reimburse the Fund through February 28, 2002, to the extent necessary, to limit the Fund's operating expenses to 1.25% of the average daily net assets of the Institutional Class and 1.50% of the average daily net assets of the Investment Class.

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or the Advisor.

ICC Distributors, Inc. provides distribution services to the Fund.

The Trust, on behalf of the Fund, has adopted a service plan pursuant to which the Investment Class of the Fund pays service fees at an aggregate annual rate of up to 0.25% of the Investment Class average daily net assets. Service plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/ or account maintenance services to their customers who invest in the Investment Class.

--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
Notes to Financial Statements

At October 31, 2000 the Fund was a participant in a revolving credit facility with Fleet National Bank in the amount of $50,000,000, which expires on February 27, 2001. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for the fund under the credit facility for the year ended October 31, 2000.

Note 3--Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2000, were $9,656,580 and $10,650,313, respectively.

For federal income tax purposes, the tax basis of investments held at October 31, 2000 was $6,467,562. The aggregate gross unrealized appreciation was $2,180,995 and the aggregate gross unrealized depreciation was $429,046 for all investments as of October 31, 2000.

Note 4--Capital Share Transactions

At October 31, 2000, there were an unlimited number of shares authorized. Transactions in shares during the year were as follows:


                                  Year Ended               Year Ended
                            October 31, 2000         October 31, 1999
                       ----------------------  -----------------------
                        Shares      Amount      Shares       Amount
                       --------  ------------  ---------  ------------
Institutional Class
Shares Sold             40,220   $   733,005    308,629   $ 4,044,216
Reinvestment of
  Distributions             --            --         --            --
Shares Redeemed        (92,859)   (1,760,815)  (280,485)   (3,695,423)
                       -------   -----------   --------   -----------
Net Increase
  (Decrease)           (52,639)  $(1,027,810)    28,144   $   348,793
                       =======   ===========   ========   ===========
Investment Class
Shares Sold              1,171   $    20,512     40,472   $   484,187
Reinvestment of
  Distributions             --            --         --            --
Shares Redeemed         (1,548)      (25,984)  (105,181)   (1,304,490)
                       -------   -----------   --------   -----------
Net Decrease              (377)  $    (5,472)   (64,709)  $  (820,303)
                       =======   ===========   ========   ===========

Note 5--Fund Reorganization

At its meeting on August 19, 1999, the Board of Trustees approved a tax-free transfer of substantially all of the assets of Smaller Companies to Deutsche Small Cap, an affiliate of the Trust, and assumption by Deutsche Small Cap of all of the liabilities of Smaller Companies, in exchange solely for the shares of common stock of Deutsche Small Cap and the distribution of shares of Deutsche Small Cap to the shareholders of Smaller Companies in liquidation of Smaller Companies. This reorganization requires exemptive relief from the SEC. The reorganization is expected in 2001.

--------------------------------------------------------------------------------

Smaller Companies
--------------------------------------------------------------------------------
Report of Independent Accountants

To the Board of Trustees of Morgan Grenfell Investment Trust and Shareholders of Smaller Companies:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Smaller Companies fund (one of the funds comprising the Morgan Grenfell Investment Trust, hereafter referred to as the "Fund") at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 20, 2000







--------------------------------------------------------------------------------
Tax Information (Unaudited) For the Tax Year Ended October 31, 2000

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund hereby designates the following earned amount as 20% rate capital gain dividends for the fiscal year ended October 31, 2000, $1,279,106.

--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                                Deutsche Asset Management Service Center
                                P.O. Box 219210
                                Kansas City, MO 64121-9210
or call our toll-free number:   1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Smaller Companies

                                                      CUSIP #61735K844
Investment Class                                             61735K745
Institutional Class                                  362/366ANN (10/00)


Distributed by:
ICC Distributors, Inc.